SUBSEQUENT EVENT	12 Months Ended
Jan. 31, 2014
SUBSEQUENT EVENT [Text Block]

NOTE 15 – SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions for potential recognition or disclosure in the financial statements through May 13, 2014, the day the consolidated financial statements were issued and determined the following subsequent events and transactions require recognition and/or disclosure:

a)

Between February 17, 2014 and March 17, 2014 the Company received loan repayments of $260,000 plus taxes. In addition, it converted $260,000 of the outstanding principal amount of the $2.3 million convertible debenture and issued 948,342 common shares and 474,171 warrants at a conversion price of US$0.274163 (CDN$0.2882) per Unit. Each whole warrant entitles the holder to purchase one additional common share at an exercise price of CDN$0.40 until July 2, 2018.

b)	Subsequent to year end, 1,090,000 stock options expired with exercise prices ranging from $0.37 to $1.04.